UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 7, 2005

QUIDEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-10961 (Commission File Number)	94-2573850 (IRS Employer Identification No.)

10165 McKellar Court
San Diego, California  92121
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (858) 552-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On March 7, 2005, the compensation committee of the board of directors of Quidel Corporation (the “Company”) approved an increase in the annual base salary for each of the Company’s executive officers as set forth on Exhibit 10.1 attached hereto and incorporated by reference herein.  The base salary increases are effective as of March 7, 2005.

Item 9.01               Financial Statements and Exhibits.

(c)                                  Exhibits:

The following exhibit is filed with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1

Annual Base Salary for the Company’s Executive Officers effective as of March 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2005
QUIDEL CORPORATION

	By:	/s/ Paul E. Landers
	Name:	Paul E. Landers
	Its:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number

Description of Exhibit

10.1

Annual Base Salary for the Company’s Executive Officers effective as of March 7, 2005.